UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                  Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2018, New Age Beverages Corporation (the “Company”) was apprised of previously undisclosed information relating to Robert J. Evans and Pennington Capital Management LLC stemming from a November 2014 Securities and Exchange Commission Order.  Accordingly, on October 19, 2018, Robert J. Evans resigned as a director of the Company. Mr. Evans will no longer be a nominee for election as a Director of the Company at its annual meeting of shareholders scheduled for October 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPORATION

Date: October 19, 2018	By:	/s/ Brent Willis
Brent Willis Chief Executive Officer